AMENDMENT TO
                         LOAN AGREEMENT



           AGREEMENT, made this 23rd day of October, 1995, by and among:

           FIVE  STAR  GROUP, INC., a Delaware  corporation  (the
"Borrower");

          The Banks that have executed the signature pages hereto
(individually a "Bank" and collectively, the "Banks"); and

           NATWEST BANK N.A., a national banking association (the successor in interest to National Westminster Bank NJ), as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");

                      W I T N E S S E T H:

          WHEREAS:

           A. The Borrower, the Banks and National Westminster Bank N.J., as Agent (the predecessor in interest to the Agent) have heretofore entered into a Loan Agreement dated April 29, 1993 (as such Loan Agreement has heretofore been amended, the "Original Loan Agreement", and as the Original Loan Agreement is amended hereby and as it may from time to time hereafter be amended and supplemented, the "Loan Agreement");

          B.   The parties hereto wish to amend the Original Loan
Agreement as hereinafter set forth; and

          C. Capitalized terms used herein which are defined in the Original Loan Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

           NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


            Article 1.     Amendments  to  the Loan Agreement

           The Original Loan Agreement is hereby amended as follows:

          Section 1.1 Article 1 of the Original Loan Agreement is amended as follows:

               (a)  The following new definitions are added:

                "'Adjusted  Excess  Cash  Flow'  -  for  any
          period, an amount equal to (i) the Borrower's Net Income for such period, (ii) plus, but only to the extent such items shall have been deducted in determining such Net Income, the sum of depreciation and amortization of assets, and other non-cash charges, and (iii) minus, without duplication, the sum of (1) all Capital Expenditures incurred by the Borrower during such period, but only to the extent that the Borrower did not incur Indebtedness in connection with the incurrence of such Capital Expenditures, and (2) all payments made by the Borrower of principal and interest that were due and payable during such period in respect of the Borrower's Long Term Debt (including, without limitation, such payments in respect of Capitalized Lease Obligations)."

               "'Long Term Debt' - all Indebtedness which by its terms matures more than twelve (12) months from the date as of which any determination of Long Term Debt is made."

               (b) The definition of "Borrowing Base" is amended by deleting, in clause (a) thereof, the percentage "75%" and by substituting therefor the percentage "80%".

                (c)   The definition of "Debt Service" is amended
(i) by adding thereto the parenthetical phrase "(other than the Term Loan, as to the Borrower)", immediately after the phrase "Indebtedness of such Person for borrowed money", and (ii) by deleting therefrom the phrase "on all Leases" and by substituting therefor the phrase "in respect of Capital Leases".

                (d) The definition of "Net Income" is amended by adding the following new sentence at the conclusion thereof:

                "Notwithstanding the foregoing, for purposes
          of computing the aggregate income (or loss) of the Borrower for any period in determining the Borrower's Net Income for such period, the income (or loss, as the case may be) of GPC and ISI for such period shall not be included to the extent that such income (or loss) otherwise would have been included in such computation in accordance with generally accepted accounting principles consistently applied. The Borrower acknowledges and confirms that to the extent the aggregate income (or loss) of the Borrower is used in computing the Borrower's Tangible Net Worth, such aggregate income (or loss) shall be computed in accordance with generally accepted accounting principles consistently applied, without regard to the immediately preceding sentence."

                (e) The definition of "Operating Cash Flow" is amended by adding in clause (iii) thereof the words "or provided for" immediately after the word "paid".

           Section 1.2 Section 7.1 of the Original Loan Agreement is amended by deleting the word "and" at the conclusion of subsection 7.1(d), by redesignating the existing subsection 7.1(e) as subsection 7.1(g) and by adding new subsections 7.1(e) and (f), to read as follows:

                "(e) (i) Indebtedness of the Borrower to MXL
          in the principal amount of $1,666,666 in respect of MXL's payment on behalf of the Borrower of the outstanding principal balance of the Term Loans,
          (ii) Indebtedness of the Borrower to MXL in the amount of $416,666 in respect of MXL's payment on behalf of the Borrower of the July 31, 1995 principal installments of the Term Loans, and
          (iii) Indebtedness of the Borrower to MXL in respect of MXL's advance to the Borrower on December 21, 1994 in the amount of $300,000 for the working capital purposes of the Borrower;

                (f)  Indebtedness of the Borrower to MXL (in
          addition to the Indebtedness permitted under subsection 7.1(e)) in respect of loans and advances from time to time by MXL to the Borrower provided that the outstanding principal amount of all such loans and advances shall at no time exceed $750,000; and"

           Section  1.3     Section  7.5  of  the  Original  Loan
Agreement is amended by deleting subsection 7.5(b) in its entirety and by substituting therefor the following:

               "(b) Declare or pay any dividends or make any distribution of any kind on the Borrower's or MXL's outstanding stock, or set aside any sum for any such purpose, except that the Borrower or MXL may declare or pay any dividend payable solely in shares of its common stock; provided, however, that:

               (1) the Borrower shall be permitted to pay dividends from time to time to NPDC during any fiscal quarter in an amount not exceeding the aggregate amount of interest, if any, actually paid in cash by NPDC and received by the Borrower during the immediately preceding fiscal quarter in respect of any bonds issued by NPDC owned by the Borrower plus the amount of cash dividends, if any, actually received by the Borrower in respect of stock of GPC and ISI owned by the Borrower; provided further however, that:

                      (1)   the  amount  of  such  dividends
          permitted under this subsection 7.5(b)(i) in any fiscal quarter shall be reduced by the aggregate amount of loans made during such fiscal quarter by the Borrower to NPDC based upon the amount of bond interest and dividends received by the Borrower, as permitted under subsection 7.9(d) hereof; and

                    (2)  no such dividend shall be permitted
          if at the time of the proposed payment thereof, a Default shall have occurred and be continuing hereunder; and

                    (ii)  the Borrower shall be permitted to
          pay dividends from time to time to NPDC during each half of its fiscal year in an amount not in excess of 50% of the Borrower's Adjusted Excess Cash Flow for the immediately preceding half of its fiscal year; provided, further however, that:

                     (1)  in the event that the Borrower had
          positive Adjusted Excess Cash Flow for the first half of a fiscal year, and based upon such
          Adjusted Excess Cash Flow, the Borrower paid dividends pursuant to this subsection 7.5(b)(ii) during the second half of such fiscal year, and in the event that the financial statements delivered in accordance with Section 5.1 hereof reflect that the Adjusted Excess Cash Flow for such full fiscal year was less than $0, then the amount of dividends permitted under this subsection
          7.5(b)(ii) to be paid in the immediately succeeding fiscal year shall be reduced by the amount of dividends paid during such second half of the fiscal year to which such financial statements relate;

                      (2)   the  amount  of  such  dividends
          permitted under this subsection 7.5(b)(ii) during any fiscal half-year of the Borrower shall be reduced by the aggregate amount of investments made by the Borrower during such fiscal half-year pursuant to subsection 7.9(c) hereof (and if the amount of such investments shall exceed the amount of dividends otherwise permitted to be paid pursuant to this subsection 7.5(b)(ii) during such fiscal half-year, then the amount of dividends permitted in the immediately ensuing fiscal half-years shall be accordingly reduced by the amount of such remaining excess);

                      (3)   the  amount  of  such  dividends
          permitted under this subsection 7.5(b)(ii) in any fiscal half-year shall be reduced by the aggregate amount of loans made during such fiscal half-year by the Borrower to NPDC as permitted under subsection 7.9(g) hereof; and

                    (4)  no such dividend shall be permitted
          if at the time of the proposed payment thereof, a Default shall have occurred and be continuing hereunder."

           Section  1.4     Section  7.9  of  the  Original  Loan
Agreement is amended as follows:

           (a) Subsection 7.9(c)(iv) is amended by changing the period at the conclusion thereof to a comma, and by adding the following after such comma:

                "reduced, in either event, by the aggregate amount of dividends paid by the Borrower during such fiscal year pursuant to subsection 7.5(b)(ii) hereof."

           (b) Section 7.9 is further amended by adding the following new subsections to read in their entirety as follows:

               "(g) Loans and advances from time to time by the Borrower to NPDC during each half of the Borrower's fiscal year in an amount not in excess of 50% of the Borrower's Adjusted Excess Cash Flow for the immediately preceding half of its fiscal year; provided, however, that:

                     (1)  in the event that the Borrower had
          positive Adjusted Excess Cash Flow for the first half of a fiscal year, and based upon such Adjusted Excess Cash Flow, the Borrower made loans and advances pursuant to this subsection 7.9(g) during the second half of such fiscal year, and in the event that the financial statements delivered in accordance with Section 5.1 hereof reflect that the Adjusted Excess Cash Flow for such full fiscal year was less than $0, then the amount of loans and advances permitted under this subsection 7.9(g) to be paid in the immediately succeeding fiscal year shall be reduced by the amount of loans and advances made during such second half of the fiscal year to which such financial statements relate;

                     (2)   the  amount  of  such  loans  and
          advances permitted under this subsection 7.9(g) during any fiscal half-year of the Borrower shall be reduced by the aggregate amount of investments made by the Borrower during such fiscal half-year pursuant to subsection 7.9(c) hereof (and if the amount of such investments shall exceed the amount of loans and advances otherwise permitted pursuant to this subsection 7.9(g) during such fiscal half-year, then the amount of loans and advances permitted in the immediately ensuing fiscal half-years shall be accordingly reduced by the amount of such remaining excess;

                     (3)   the  amount  of  such  loans  and
          advances permitted under this subsection 7.9(g) in any fiscal half-year shall be reduced by the aggregate amount of dividends paid during such fiscal half-year by the Borrower to NPDC as permitted under subsection 7.5(b)(ii) hereof; and

                     (4)   no such loan or advance shall  be
          permitted if at the time of the proposed making thereof, a Default shall have occurred and be continuing hereunder."

           Section  1.5     Section  7.13 of  the  Original  Loan
Agreement  is  deleted  in its entirety, and  the  following  new
Section 7.13 is substituted therefor:

               "Section 7.13  Capital Expenditures

                Make  or  become obligated to  make  Capital
          Expenditures in the aggregate for the Borrower during each fiscal year of the Borrower in excess of the respective amounts set forth below (provided, however, that the Capital Expenditures set forth on Exhibit M-2 annexed hereto shall not be included for purposes of determining compliance with this Section 7.13):

          Fiscal Year Ending                 Maximum Capital
             December 31                     Expenditures

               1993                          $750,000
               1994                           250,000
               1995                           500,000
               1996 and each                  250,000
               year thereafter

           Section  1.6    Section 7.14 of the Loan Agreement  is
amended by deleting the amount "$2,400,000" and by substituting therefor the amount "$2,500,000".

          Section 1.7 Exhibit M to the Original Loan Agreement is amended by deleting in its entirety the list of debt and other arrangements guaranteed by NPDC attached thereto, and by substituting for such list the list annexed hereto as Schedule I.

           Section  1.8     Exhibit  M-2  to  the  Original  Loan
Agreement is amended by adding, at the conclusion thereof, the following:

                "Any refinancing or substitute financing  of
          the General Electric Credit Corp. obligation referred to above (whether or not the substitute lessor or financer is General Electric Credit Corp.), provided that the maximum principal amount of MXL's obligation thereunder shall not exceed $1,054,000."

           Section 1.9 The Original Loan Agreement, the Loan Documents, and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary to give effect to the provisions of this Amendment and Supplement. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.


                                Article  2.      Release  of
                         Certain  Collateral; Waiver  as  to
                         Interest Rate Contract

          Section 2.1 Concurrently herewith, the Banks and the Agent hereby release their lien on and security interest in:

                (a) Bonds denominated in Swiss francs issued by NPDC, bearing an 8% interest rate and due March 1, 1995 (the "Swiss Bonds") in the principal amount of SFr4,581,000, heretofore owned by the Borrower and pledged pursuant to the Borrower Debt Assignment Agreement; and

                (b) Swiss Bonds in the principal amount of SFr2,001,000, heretofore owned by MXL and pledged pursuant to the Guarantor Debt Assignment Agreement.

                The Borrower and the Guarantors acknowledge that all of the foregoing Swiss Bonds are to be canceled, and that the Agent shall, concurrently herewith deliver the certificates representing such Swiss Bonds to NPDC. NPDC, by its countersignature hereof, agrees that, promptly upon its receipt of such certificates, it shall deliver such certificates to the Trustee in respect of the Swiss Bonds for cancellation, and shall take all other action required on its part to effect the cancellation of such Swiss Bonds. The Borrower further acknowledges that the foregoing release of Collateral shall not be deemed to be a waiver or consent by the Banks or the Agent for any purpose whatsoever, and that the Borrower's Obligations, as amended and supplemented hereby, remain in full force and effect without regard to such release of Collateral.

          Section 2.2 The Agent and the Banks acknowledge that the Borrower has heretofore entered into an Interest Rate Contract in accordance with Section 2.21 of the Loan Agreement, that such Interest Rate Contract has expired by its terms, and that the Borrower is not currently a party to an Interest Rate Contract as provided in such Section 2.21. The Agent and the Banks hereby consent to the Borrower's failure to have any such Interest Rate Contract in effect and waive any default under such
Section 2.21 arising from such failure; provided, however, that the Borrower acknowledges that the foregoing consent and waiver shall be applicable only to the specific matter referred to in this Section 2.2 and shall not be deemed to be a consent or waiver for any other purpose whatsoever.


          Article 3.          Acknowledgments and Confirmations

           Section 3.1 Each of MXL and NPDC, as Guarantors, consents in all respects to the execution and delivery by the Borrower of this Amendment, and to the release of Collateral provided for herein, and acknowledges and confirms that its Guaranty continues to be valid and in full force and effect.

           Section 3.2 Each of the Borrower, the Banks and the Agent hereby acknowledges and confirms that all references in the Loan Agreement, the other Loan Documents and any other agreement, instrument or document executed and delivered in connection herewith or therewith to the "Loan Agreement" or "this Agreement" (insofar as such term refers to the Loan Agreement) shall be deemed to refer to the Original Loan Agreement as amended hereby.

           Section 3.3 The Borrower, the Banks, the Agent and the Guarantors acknowledge (i) that, concurrently herewith, the parties to the MXL Loan Agreement are amending and supplementing the MXL Loan Agreement pursuant to an Amendment and Supplement to Loan Agreement of even date herewith, and (ii) all references in the Loan Agreement and any of the other Loan Documents to the "MXL Loan Agreement" shall be deemed to refer to the MXL Loan Agreement as so amended and supplemented.


          Article 4.     Representations and Warranties

          b. there exists no Default or Event of Default under the Loan Agreement.


          Article 5.     The Agent

           (a)   The  Banks and the Agent agree and confirm  that
Article 9 of the Loan Agreement applies in all respects to this Amendment, the Loan Agreement as amended hereby and the transactions contemplated herein. Without limiting the generality of the foregoing, each Bank agrees that Section 9.6 of the Loan Agreement applies to this Amendment and the transactions contemplated hereby, and that each Bank has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this Amendment.

           (b) Each Bank acknowledges that Natwest Bank N.A. is the successor in interest to National Westminster Bank N.J. in its capacity as Agent, and that Natwest Bank N.A., in such capacity, is vested with all the rights, powers, privileges and duties with which National Westminster Bank N.J. had been vested in its capacity as Agent, and each Bank consents to the foregoing in all respects.


          Article 6.     Miscellaneous

           Section 6.1 THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           Section 6.2 The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment and Supplement in any jurisdiction.

           Section  6.3     This Amendment may be signed  in  any
number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 6.4 This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and their respective successors and to the benefit of each of the Agent and the Banks and its respective successors and assigns. The rights and obligations of the Borrower and the Guarantors under this Amendment shall not be assigned or delegated without the prior written consent of the Banks, and any purported assignment or delegation without such consent shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   FIVE STAR GROUP, INC.


                                   By


                                   NATWEST BANK N.A.


                                   By:



                                   UNITED JERSEY BANK/CENTRAL,
                                     N.A.


                                   By:


                                   NATWEST BANK N.A.,
                                     as Agent


                                   By:



Consented to and
Agreed in All Respects:

NATIONAL PATENT DEVELOPMENT
  CORPORATION


By:


MXL INDUSTRIES, INC.


By:
                          Schedule I
                       to Loan Agreement



                  Debt and Other Arrangements
                       Guaranteed by NPDC


                 [to be supplied by L. Gordon]